Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended February 28, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$1,374,183
Unrealized Gain (Loss) on Market Value of Commodity Futures	(11,856,318)
Dividend Income	721,702
Interest Income	79,703
ETF Transaction Fees	1,400
Total Income (Loss)	$(9,679,330)

Expenses
Management Fees	$143,976
Professional Fees	25,874
Brokerage Commissions	12,542
Directors' Fees and insurance	5,605
Total Expenses	$187,997
Net Income (Loss)	$(9,867,327)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 2/1/23	$248,145,198
Withdrawals (400,000 Shares)	(21,693,730)
Net Income (Loss)	(9,867,327)

Net Asset Value End of Month	$216,584,141
Net Asset Value Per Share (4,000,000 Shares)	$54.15

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended February 28, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$10,205,612
Unrealized Gain (Loss) on Market Value of Commodity Futures	(15,413,293)
Dividend Income	483,060
Interest Income	60,726
ETF Transaction Fees	1,750
Total Income (Loss)	$(4,662,145)

Expenses
Management Fees	$78,399
Professional Fees	32,434
Brokerage Commissions	14,321
Directors' Fees and insurance	6,599
Total Expenses	$131,753
Net Income (Loss)	$(4,793,898)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 2/1/23	$161,676,933
Additions (450,000 Shares)	11,243,917
Withdrawals (450,000 Shares)	(11,274,964)
Net Income (Loss)	(4,793,898)

Net Asset Value End of Month	$156,851,988
Net Asset Value Per Share (6,300,000 Shares)	$24.90

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended February 28, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$11,579,795
Unrealized Gain (Loss) on Market Value of Commodity Futures	(27,269,611)
Dividend Income	1,204,762
Interest Income	140,429
ETF Transaction Fees	3,150
Total Income (Loss)	$(14,341,475)

Expenses
Management Fees	$222,375
Professional Fees	58,308
Brokerage Commissions	26,863
Directors' Fees and insurance	12,204
Total Expenses	$319,750
Net Income (Loss)	$(14,661,225)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 2/1/23	$409,822,131
Additions (450,000 Shares)	11,243,917
Withdrawals (850,000 Shares)	(32,968,694)
Net Income (Loss)	(14,661,225)

Net Asset Value End of Month	$373,436,129

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596